Exhibit 10.2

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 9, 2013 (“Amendment Date”), by and between HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (“HSBC”) and SOLAZYME, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and HSBC are parties to that certain Loan and Security Agreement dated as of March 26, 2013 (as amended, restated or modified from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. The following definitions in Section 1.2 of the Agreement are hereby added or amended to read as follows:

“Maximum Revolving Line Amount” means Thirty-Five Million Dollars ($35,000,000).

“Revolving Line” is an Advance or Advances in an aggregate principal amount up to the Maximum Revolving Line Amount.

2. Section 2.1.2(d) of the Agreement is hereby amended and restated in its entirety as follows:

“(d) Each Letter of Credit shall, among other things, at HSBC’s sole discretion, have an expiry date up to three (3) years after such Letter of Credit’s date of issuance (except to the extent of any renewal or extension thereof). At HSBC’s sole discretion, a Letter of Credit may be amended, renewed or extended for an additional twelve (12) month period from the initial expiry date only if, before giving effect to such amendment, renewal or extension, the aggregate Dollar Equivalent amount available to be used for the renewal of such Letter of Credit exceeds (i) the Revolving Line, minus (ii) the sum of all outstanding principal amounts of any Advances (including the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit)). If any Letter of Credit issued (or renewed or extended) hereunder has an expiry date later than the Revolving Line Maturity Date, the Borrower shall provide cash collateral as described above in Section 2.1.2(b) no later than the Revolving Line Maturity Date.”

3. Section 6.6(b) of the Agreement is hereby amended by replacing “Thirty Million Dollars ($30,000,000)” with “the Maximum Revolving Line Amount” in the second line thereof.

4. The form of Revolving Note attached to the Agreement as Exhibit A is hereby replaced with Exhibit A attached to this Amendment.

5. The Revolving Note dated as of March 26, 2013 made by Borrower in favor of HSBC in the aggregate principal amount of Thirty Million Dollars ($30,000,000) is amended and restated with the Revolving Note dated as of the date hereof made by Borrower in favor of HSBC in the aggregate principal amount of the Maximum Revolving Line Amount.

1.

6. The form of Compliance Certificate attached to the Agreement as Exhibit C is hereby replaced with Exhibit B attached to this Amendment.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of HSBC under the Loan Documents, as in effect prior to the date hereof.

8. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement. Borrower confirms that the representations and warranties set forth in Section 5 of the Agreement are true and correct in all material respects, and that an Event of Default has not occurred and is not continuing.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

10. As a condition to the effectiveness of this Amendment, HSBC shall have received, in form and substance satisfactory to HSBC, the following:

(a) this Amendment, duly executed by Borrower;

(b) the Revolving Note, duly executed by Borrower;

(c) Closing Certificate, duly executed by Borrower;

(d) Secretary’s Certificate, including certificate of incorporation, bylaws, board resolutions, good standing certificate, and incumbency, duly executed by Borrower;

(e) Legal opinion; and

(f) payment of an amount equal to the HSBC’s reasonable out-of-pocket fees and expenses incurred in connection with this Amendment.

2.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

BORROWER: Solazyme, Inc.

By:	/s/ Tyler Painter
Name:	Tyler Painter
Title:	CFO

HSBC: HSBC Bank, USA, National Association

By:	/s/ Christopher M. Ames
Name:	Christopher M. Ames
Title:	VP, Relationship Manager

[Signature Page to First Amendment to Loan and Security Agreement]